American Century Investments®
Quarterly Portfolio Holdings
Avantis® All Equity Markets ETF (AVGE)
May 31, 2023

Avantis All Equity Markets ETF - Schedule of Investments
MAY 31, 2023 (UNAUDITED)

	Shares	Value ($)
UNDERLYING FUNDS(1) — 99.9%
Domestic Equity Funds — 71.1%
Avantis Real Estate ETF	123,578	4,953,006
Avantis U.S. Equity ETF	1,026,635	72,090,310
Avantis U.S. Large Cap Value ETF	498,677	24,679,525
Avantis U.S. Small Cap Equity ETF	191,973	8,080,143
Avantis U.S. Small Cap Value ETF	114,170	8,021,584
		117,824,568
International Equity Funds — 28.8%
Avantis Emerging Markets Equity ETF	205,114	10,637,212
Avantis Emerging Markets Value ETF	168,514	7,077,942
Avantis International Equity ETF	318,266	17,721,051
Avantis International Large Cap Value ETF	189,513	8,844,571
Avantis International Small Cap Value ETF	61,997	3,476,172
		47,756,948
TOTAL UNDERLYING FUNDS (Cost $165,969,236)		165,581,516
SHORT-TERM INVESTMENTS — 0.1%
Money Market Funds — 0.1%
State Street Institutional U.S. Government Money Market Fund, Premier Class (Cost $159,251)	159,251	159,251
TOTAL INVESTMENT SECURITIES — 100.0% (Cost $166,128,487)		165,740,767
OTHER ASSETS AND LIABILITIES†		2,233
TOTAL NET ASSETS — 100.0%		$165,743,000

NOTES TO SCHEDULE OF INVESTMENTS
†Category is less than 0.05% of total net assets.
(1)Investments are funds within the American Century Investments family of funds and are considered affiliated funds.

SUPPLEMENTARY NOTES TO SCHEDULE OF INVESTMENTS

1. Underlying Funds

The fund invests in a combination of Avantis exchange-traded funds (the underlying funds). The underlying funds represent a broadly diversified basket of equity securities. The portfolio holdings of each underlying fund are available at americancentury.com or upon request at 1-800-345-2021.

2. Investment Valuations

The fund determines the fair value of its investments and computes its net asset value (NAV) per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The value of investments of the fund is determined by American Century Investment Management, Inc. (ACIM) (the investment advisor), as the valuation designee, pursuant to its valuation policies and procedures. The Board of Trustees oversees the valuation designee and reviews its valuation policies and procedures at least annually.

Open-end management investment companies are valued at their reported NAV. Exchange-traded funds are listed or traded on a domestic securities exchange and are valued at the last reported sales price or at the official closing price as provided by the exchange.

3. Fair Value Measurements

The fund's investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

As of period end, the fund's investment securities were classified as Level 1. The Schedule of Investments provides additional information on the fund's portfolio holdings.

4. Affiliated Fund Transactions

A summary of transactions for each underlying fund for the period September 27, 2022 (fund inception) through May 31, 2023 follows (amounts in thousands):

Underlying Fund	Beginning Value	Purchase Cost	Sales Cost	Change in Net Unrealized Appreciation (Depreciation)	Ending Value	Ending Shares	Net Realized Gain (Loss)	Distributions Received(1)
Avantis Real Estate ETF	—	$5,232	$100	$(179)	$4,953	124	$11	$43
Avantis U.S. Equity ETF	—	74,361	3,024	753	72,090	1,027	145	365
Avantis U.S. Large Cap Value ETF	—	25,910	508	(722)	24,680	499	78	176
Avantis U.S. Small Cap Equity ETF	—	8,683	162	(441)	8,080	192	23	31
Avantis U.S. Small Cap Value ETF	—	8,829	161	(646)	8,022	114	27	48
Avantis Emerging Markets Equity ETF	—	10,866	338	109	10,637	205	17	65
Avantis Emerging Markets Value ETF	—	7,288	226	16	7,078	169	11	62
Avantis International Equity ETF	—	17,842	653	532	17,721	318	49	67
Avantis International Large Cap Value ETF	—	8,861	195	179	8,845	190	34	30
Avantis International Small Cap Value ETF	—	3,556	91	11	3,476	62	11	18
	—	$171,428	$5,458	$(388)	$165,582	2,900	$406	$905
(1)Distributions received includes distributions from net investment income and from capital gains, if any.
This schedule of investments provides information about the fund’s portfolio holdings as of the date on the schedule. It is unaudited, and American Century Investments assumes no obligation to update or supplement the schedule to reflect subsequent changes. More information is available in the fund’s most recent annual or semiannual shareholder report.